UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
2.375% Notes due 2021	MDLZ21	The Nasdaq Stock Market LLC
1.000% Notes due 2022	MDLZ22	The Nasdaq Stock Market LLC
1.625% Notes due 2023	MDLZ23	The Nasdaq Stock Market LLC
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Notes Offering

On September 30, 2020, Mondelēz International, Inc. (“Mondelēz International” or “we”) announced and priced an offering (the “Notes Offering”) of senior notes due 2032 (the “2032 Notes”) and senior notes due 2050 (the “2050 Notes” and, together with the 2032 Notes, the “Notes”). The 2050 Notes constitute a further issuance of, and will form a single series with, the 2.625% Notes due 2050, of which $500,000,000 aggregate principal amount was issued on September 4, 2020.

In connection with the Notes Offering, on September 30, 2020, we entered into a Terms Agreement in respect of the Notes (the “Terms Agreement”) with Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which we agreed to issue and sell the Notes to the Underwriters. The provisions of an Amended and Restated Underwriting Agreement dated as of February 28, 2011 (the “Underwriting Agreement”) are incorporated by reference into the Terms Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 and a copy of the Terms Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K.

We have filed with the Securities and Exchange Commission (the “SEC”) a Prospectus, dated as of February 28, 2020, and a Prospectus Supplement for the Notes, dated as of September 30, 2020, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-236787) (the “Registration Statement”) in connection with the offering of the Notes. We are filing the Underwriting Agreement as Exhibit 1.1 and the Terms Agreement as Exhibit 1.2 to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.

We expect the Notes Offering to close on October 15, 2020, subject to the satisfaction of customary closing conditions.

Tender Offer

On September 30, 2020, we issued a press release announcing the commencement of an offer to purchase (the “Tender Offer”) for cash up to an aggregate amount, including premium, but excluding any accrued and unpaid interest, of $1,000,000,000 of all validly tendered and not validly withdrawn:

(i)	7.000% Notes due 2037;

(ii)	6.875% Notes due 2038;

(iii)	6.875% Notes due 2039;

(iv)	6.500% Notes due 2031;

(v)	6.500% Notes due 2040;

(vi)	4.625% Notes due 2048;

(vii)	4.000% Notes due 2024;

(viii)	3.625% Notes due 2023;

(ix)	3.625% Notes due 2026; and

(x)	4.125% Notes due 2028.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

1.1	Amended and Restated Underwriting Agreement, dated February 28, 2011 (incorporated by reference to Exhibit 1.1 to Kraft Foods Inc.’s Registration Statement on Form S-3 filed with the SEC on February 28, 2011).

1.2	Terms Agreement for Notes among Mondelēz International, Inc. and Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein, dated September 30, 2020.

99.1	Mondelēz International, Inc. Press Release, dated September 30, 2020.

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

Forward-Looking Statements

This Current Report on Form 8-K contains a number of forward-looking statements. Words, and variations of words, such as “will,” “may,” “expect,” “intend” and similar expressions are intended to identify Mondelēz International’s forward-looking statements, including, but not limited to, statements about the Tender Offer and the closing of the Notes Offering. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Mondelēz International’s control, which could cause Mondelēz International’s actual results to differ materially from those indicated in Mondelēz International’s forward-looking statements. Please see Mondelēz International’s risk factors, as they may be amended from time to time, set forth in its filings with the U.S. Securities and Exchange Commission, including Mondelēz International’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Mondelēz International disclaims and does not undertake any obligation to update or revise any forward-looking statement in this Current Report on Form 8-K, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Ellen M. Smith
Name:	Ellen M. Smith
Title:	Senior Vice President and Chief Counsel, Corporate Secretary

Date: October 1, 2020